UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2021

LIQUIDIA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39724	85-1710962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

419 Davis Drive, Suite 100, Morrisville, North Carolina		27560
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 328-4400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LQDA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry Into a Material Definitive Agreement.

On August 26, 2021, Liquidia Corporation, a Delaware corporation (the “Company”), and its two wholly owned subsidiaries, Liquidia Technologies, Inc., a Delaware corporation (“Liquidia Technologies”), and Liquidia PAH, LLC (formerly known as RareGen, LLC), a Delaware limited liability company (“Liquidia PAH” and, collectively with the Company and Liquidia Technologies, “Liquidia”), entered into a First Loan Modification Agreement (the “Loan Modification Agreement”) with Silicon Valley Bank, a California corporation, as lender (“SVB”).

The Loan Modification Agreement amended the terms of that certain Loan Security Agreement, dated as of February 26, 2021, with SVB (the “Loan Agreement”) to modify the cumulative “Cash Burn” (as defined in the Loan Agreement) requirement for the periods ending September 30, 2021, December 31, 2021 and March 31, 2022 and for each calendar quarter thereafter to $56.1 million, $61.1 million and $65.6 million, respectively; provided, however, that the above amounts shall be increased by an amount equal to 75% of the aggregate net cash proceeds received by Liquidia from the sale of its equity securities on or after June 30, 2021 but on or prior to the last date of such calendar quarter; provided, further, that upon the Funding Date of the Term C Loan Advance (as such terms are defined in the Loan Agreement), the Cash Burn covenant will no longer apply.

The foregoing description of the Loan Modification Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms and conditions of the Loan Modification Agreement included as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit
10.1	First Loan Modification Agreement, dated as of August 26, 2021, by and among Silicon Valley Bank, Liquidia Corporation, Liquidia Technologies, Inc. and Liquidia PAH, LLC.
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 30, 2021	Liquidia Corporation

	By:	/s/ Michael Kaseta
		Name:	Michael Kaseta
		Title:	Chief Financial Officer